AMERICAN CENTURY PREMIUM RESERVES, INC.

                                  Supplement to
                      Statement of Additional Information

                        Supplement dated February 2, 1998

           Statement of Additional Information dated August 1, 1997


THE FOLLOWING DISCLOSURE REPLACES THE FIRST THROUGH TWENTIETH PARAGRAPHS UNDER THE HEADING "OFFICERS AND DIRECTORS" FOUND ON PAGE 10 OF THE STATEMENT OF ADDITIONAL INFORMATION.

   The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with the funds' investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. The address at which each director and officer listed below may be contacted is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk (*).

   JAMES E. STOWERS JR.,* Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.

   JAMES E. STOWERS III,* Director; Chief Executive Officer and Director, American Century Companies, Inc.

   THOMAS A. BROWN, Director; Director of Plains States Development, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products.

   ROBERT W. DOERING, M.D., Director; retired, formerly general surgeon.

   ANDREA C. HALL, PH.D., Director; Senior Vice President and Associate Director, Midwest Research Institute.

   D.D. (DEL) HOCK, Director; retired, formerly Chairman, Public Service Company of Colorado; Director, Service Tech, Inc., Hathaway Corporation, and J. D. Edwards & Company.

   DONALD H. PRATT, Vice Chairman of the Board and Director; President and Director, Butler Manufacturing Company.

   LLOYD T. SILVER JR., Director; President, LSC, Inc., a manufacturer's representative.

   M. JEANNINE STRANDJORD, Director; Senior Vice President and Treasurer, Sprint Corporation; Director, DST Systems, Inc.

   RICHARD W. INGRAM, President (1998); Executive Vice President and Director of Client Services and Treasury Administration, Funds Distributor, Inc. (FDI). Mr. Ingram joined FDI in 1995. Prior to joining FDI, Mr. Ingram served as Vice President and Division Manager of First Data Investor Services Group, Inc. (from March 1994 to November 1995) and before that as Vice President, Assistant Treasurer and Tax Director-Mutual Funds of The Boston Company, Inc. (from 1989 to 1994).

   CHRISTOPHER J. KELLEY, Vice President (1998); Vice President and Associate General Counsel of FDI. Mr. Kelley joined FDI in 1996. Prior to joining FDI, Mr. Kelly served as Assistant Counsel at Forum Financial Group (from April 1994 to July 1996) and before that as a compliance officer for Putnam Investments (from 1992 to 1994).

   MARY A. NELSON, Vice President (1998); Vice President and Manager of Treasury Services and Administration of FDI. Ms. Nelson joined FDI in 1995. Prior to joining FDI, Ms. Nelson was Assistant Vice President and Client Manager for The Boston Company, Inc. (from 1989 to 1994).

   MARYANNE ROEPKE, CPA, Vice President, Treasurer, and Principal Accounting Officer; Vice President, American Century Services Corporation.

   PATRICK A. LOOBY, Vice President; Vice President, American Century Services Corporation.

   C. JEAN WADE, CPA, Controller.

   The Board of Directors has established four standing committees, the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.

   Messrs.  Stowers  Jr.  (chairman),  Stowers  III,  and Pratt  constitute  the
Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the full Board.

   Ms. Strandjord (chairman), Dr. Doering and Mr. Hock constitute the Audit Committee. The functions of the Audit Committee include recommending the engagement of the funds' independent accountants, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent accountants with respect to the internal controls and the considerations given or the connective action taken by management, and reviewing nonaudit services provided by the independent accountants.

   Messrs.  Brown  (chairman),   Pratt,  Silver  and  Dr.  Hall  constitute  the
Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including violations thereof.

   The Nominating Committee has as its principal role consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (chairman), Hock and Stowers III.


                                                         [american century logo]
                                                                  American
                                                               Century(reg.sm)

                                                                 P.O. Box 419200
                                                           Kansas City, Missouri
                                                                      64141-6200
                                                  1-800-345-2021 or 816-531-5575


SH-SPL-11614 9802